UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 8, 2004
                Date of report (Date of Earliest Event Reported)

                           Newmont Mining Corporation
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                    001-31240                84-1611629
(State of Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)               File Number)         Identification No.)

                               1700 Lincoln Street
                             Denver, Colorado 80203
                    (Address of Principal Executive Offices)

                                  303-863-7414
              (Registrant's Telephone Number, Including Area Code)

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ITEM 7.               FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                      AND EXHIBITS

(a) None.

(b) None.

(c) Exhibits

      Exhibit No.     Description

      Exhibit 99.1    Press Release dated July 8, 2004


ITEM 12.              RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 8, 2004, Newmont Mining Corporation (the "Company"), announced that it will restate its cash flow statements for 2002, 2003 and the first quarter of 2004.

     A copy of the Company's press release is furnished as an exhibit to this Current Report.

     The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise stated in such filing.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2004

                                 By:  /s/ Bruce D. Hansen
                                     -----------------------------------------
                                     Name:  Bruce D. Hansen
                                     Title: Senior Vice President and Chief
                                            Financial Officer
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                                  EXHIBIT INDEX

Exhibit Number               Description of Exhibits

99.1                         Press Release dated July 8, 2004